SETTLEMENT AGREEMENT AND MUTUAL RELEASE


     This Settlement Agreement ("Agreement") is entered into by and among EMERGING VISION, INC. (f/k/a STERLING VISION, INC.), a corporation organized under the laws of the State of New York and having an office and principal place of business at 1500 Hempstead Turnpike, East Meadow, NY 11554 ("EVI"), RARE MEDIUM GROUP, INC. ("RMG"), a corporation organized under the laws of the State of Delaware, and having an office and principal place of business at 565 Fifth Avenue, New York, New York 10017, and RARE MEDIUM, INC. ("RMI"), a corporation organized under the laws of the State of New York and having an office and principal place of business at 2207 Commerce Street, Dallas, Texas 75201. Each of EVI, RMG and RMI is referred to herein as a "Party" and collectively as the "Parties." The date on which this Agreement is executed by all of the Parties is the Execution Date.

                                    RECITALS

     WHEREAS, certain disputes have arisen between RMG, RMI and EVI, pursuant to, among other things, an Engagement Letter, dated as of December 16, 1999, between RMI and EVI (the "Engagement Letter"), a Professional Services Master Agreement, dated as of February 11, 2000 between RMI and EVI (the "E-Platform Agreement") and an Exclusive Professional Services Agreement, dated as of February 25, 2000 between RMI and EVI (the "Exclusive Services Agreement" and, together with the Engagement Letter and the E-Platform Agreement, hereinafter collectively referred to as the "Agreements"); and WHEREAS, each of the Parties to this Agreement wishes to resolve all disputes and claims between and among them and each of the Parties deems it necessary, advisable and in its respective best interests to enter into this Agreement.

                                   WITNESSETH

     NOW, THEREFORE, for good and valuable consideration, including the promises, releases, representations, covenants and obligations set forth herein, the adequacy, receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

     1. Payment and Delivery of Additional Shares; Removal of Legend. Upon the Execution Date, EVI shall (i) pay to RMI the sum of $150,000 (one hundred fifty thousand dollars) by wire transfer to RMI's bank account set forth on Exhibit A annexed hereto; and (ii) execute and deliver to RMI a promissory note in the aggregate principal amount of $225,000 in the form attached hereto as Exhibit B. In addition, within one business day after the Execution Date, EVI shall (i) instruct Chase Mellon Shareholder Services, as EVI's transfer agent (the "Transfer Agent") to forthwith issue and deliver to RMI a stock certificate evidencing RMI's ownership of 1,000,000 (one million) shares of EVI's Common Stock, par value $.01 per share (the "Additional Shares"), which certificate shall contain the restrictive legend set forth on Exhibit C annexed hereto; and
(ii) instruct the Transfer Agent to remove each of the restrictive legends appearing on the certificate (No. SV-0892) representing the 1,000,000 (one million) shares of EVI's Common Stock previously issued to and currently in RMI's possession (the "Original Shares"), once such certificate has been delivered by RMI to the Transfer Agent.

     2. Registration and Related Matters. The Original Shares shall be subject to the requirements set forth on Exhibit D annexed hereto which requirements are deemed part of and are incorporated by reference in this Agreement. The Additional Shares shall be subject to the requirements set forth on Exhibit E annexed hereto which requirements are deemed part of and are incorporated by reference in this Agreement. The issuance and delivery of the Additional Shares and the payment of the $375,000 described in paragraph 1 above are made in exchange for the releases and other promises set forth in this Agreement.


     3. EVI Release. As a material inducement to RMG and RMI entering into this Agreement, EVI, on behalf of itself and each of its parents, affiliates, subsidiaries, divisions, related entities and predecessors, and each of their respective successors and/or permitted assigns (collectively, the "EVI Releasors") hereby forever release and discharge RMG and RMI and each of its parents, affiliates, subsidiaries, divisions, related entities, predecessors, successors, assigns, agents, partners, associates, officers, directors, employees, representatives, and attorneys, both past and present, and all persons acting by, through, under or in concert with any of them (collectively, the "RMG/RMI Releasees") from any and all known and unknown claims, obligations, demands, actions, causes of action, complaints, costs, charges, judgments, attorneys' fees, damages and liabilities of any kind whatsoever (collectively, "Claims") which any of the EVI Releasors ever had, now has or may have against the RMG/RMI Releasees up to and including the date of this Agreement, including but not limited to any Claims relating to or arising from the Agreements or the terms and conditions of the Agreements, but excluding any claims under this Agreement and/or under Section 9 of both the E-Platform Agreement and Exclusive Services Agreement, which provisions shall survive the execution of this Agreement.



 4. RMG/RMI  Release.  As a material  inducement to EVI entering into this Agreement, RMG and RMI, on behalf of themselves and each of their respective parents, affiliates, subsidiaries, divisions, related entities and predecessors, and each of their respective successors and/or permitted assigns (collectively, the "RMG/RMI Releasors") hereby forever release and discharge EVI and each of its affiliates, subsidiaries, divisions, related entities, predecessors, successors, assigns, agents, partners, associates, officers, directors, employees, representatives, and attorneys, both past and present, and all persons acting by, through, under or in concert with any of them (collectively, the "EVI Releasees") from any and all known and unknown Claims which any of the RMG/RMI Releasors ever had, now have or may have against the EVI Releasees up to and including the date of this Agreement, including but not limited to any Claims relating to or arising from the Agreements or the terms and conditions of the Agreements, but excluding any claims under this Agreement and/or under Section 9 of both the E-Platform Agreement and Exclusive Services Agreement, which provisions shall survive the execution of this Agreement.

     5. Termination of Agreements. Upon the execution of this Agreement, the Agreements are terminated and of no further force and effect; provided, however, that notwithstanding the foregoing, Section 9 of both the E-Platform Agreement and Exclusive Services Agreement shall survive the execution of this Agreement.

     6. Representations. RMI represents and warrants to EVI as follows: (a) RMI is acquiring the Additional Shares for its own account for investment and not as a nominee or agent, and not with a view to, or for sale in connection with, any distribution of any part thereof, nor with any present intention of distributing or selling the same in violation of applicable securities laws; and, RMI has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof in violation of applicable securities laws.

     (b) RMI has made detailed inquiry concerning EVI, its business and its personnel. The officers of EVI have answered to RMI's satisfaction all inquiries made by RMI. (c) RMI is an Accredited Investor within the definition set forth in Rule 501(a) of the Securities Act of 1933, as amended (the "Securities Act").
(d) RMI acknowledges and understands that the issuance of the Additional Shares to it pursuant to this Agreement will not be registered under the Securities Act on the ground that the transfer provided for in this Agreement is exempt pursuant to Section 4(2) of the Securities Act, and that EVI's reliance on such exemption is predicated, in part, on RMI's representations set forth herein. (e) RMI is experienced in evaluating companies such as EVI, is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in EVI and is able to afford a complete loss of its investment. (f) RMI acknowledges and understands that the Additional Shares: (i) are restricted securities within the meaning of the Securities Act and (ii) must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. (g) RMI covenants that, in the absence of an effective registration statement covering the Additional Shares, it will sell, transfer or otherwise dispose of the Additional Shares only in a manner consistent with its representations and covenants set forth in this Agreement. In connection therewith RMI acknowledges that EVI shall make a notation on its stock books regarding the restrictions on transfer set forth in this Agreement and shall transfer shares on the books of EVI only to the extent not inconsistent therewith. (h) RMI is domiciled in New York. EVI Representations:
EVI represents and warrants to RMG and RMI as follows: (i) the Original Shares are duly and validly issued, fully paid and non-assessable; (ii) the Additional Shares, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable; and
(iii)  assuming  the  accuracy of the  representations  of RMI set forth in this
Section 6, the issuance of the Additional Shares to RMI hereunder is not required to be registered under the Securities Act.

     7. Confidentiality. The Parties agree to keep secret and strictly confidential the existence and terms of this Agreement, including, but not limited to, the amount and/or general magnitude of the monetary payment and delivery of the Additional Shares made pursuant to this Agreement, and not to disclose, make known, discuss or relay any information concerning this Agreement or the circumstances thereof to anyone, except as required by law, including, without limitation, in such instances where legal counsel to either Party deems such disclosure necessary in connection with any public filing, or as necessary to provide information required by the Party's outside auditors or accountants in connection with their review of the Party's financial statements, not to disclose, make known, discuss or relay any information concerning this Agreement or the circumstances thereof to anyone, and except if compelled to do so by judicial, administrative or grand jury process, or in order to enforce the terms of this Agreement. If any Party is asked any question concerning the controversy between the Parties, such Party will state only that the matter has been amicably resolved.

     8. No Admission. This Agreement and any proceedings taken hereunder are not and shall not in any way be construed as or deemed to be evidence of or any admission or concession of wrongdoing or liability on the part of any Party, their counsel, or any of them, which liability is expressly denied and disclaimed by each of the Parties hereto.


     9. Waiver. Waiver of any term or condition of this Agreement by any Party hereto shall only be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or as a waiver of any other term or condition of this Agreement.


     10. Choice of Law. This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflict of law principles).


     11. Entire Agreement; Integration; Modifications. This Agreement contains the entire understanding and agreement of each of the Parties, and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the Parties or their representative, oral or written, with respect to the subject matter set forth in this Agreement. No amendment, modification, or cancellation of any term or condition of this Agreement shall be effective unless executed in writing by all of the Parties.

     12. Non-assignability. Neither this Agreement nor any rights under the Agreement may be assigned, except to any successor in interest to a majority of voting stock or all or substantially all of the assets of a Party, without the written consent of all parties to this Agreement; provided, however, that nothing shall restrict RMG or RMI's right to assign those rights set forth in Exhibits D and E hereof to any person, firm or entity acquiring the Original Shares and/or the Additional Shares from RMI.

     13. Representations; Separate Counsel. Each Party acknowledges on its own behalf that it has been represented by independent legal counsel of its own choice throughout all of the negotiations that have preceded the execution of this Agreement, and that its respective legal counsel had the requisite experience and sophistication to understand, interpret, and provide advice regarding the particular language of the provisions hereof. Each Party further acknowledges that it has executed this Agreement voluntarily and of its own free will, without duress.

14. Authority. Each Party warrants and represents that it has full power and authority to enter into and to perform this Agreement in accordance with its terms and that this Agreement has been duly authorized, executed and delivered by it and constitutes a valid and binding obligation of it, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally, or by general principles of equity. Each signatory to this Agreement on behalf of a Party warrants and represents that he or she has the inherent authority or has been duly appointed and/or authorized to sign this Agreement on behalf of his or her respective Party.

     15. Counterparts. This Agreement may be signed in any number of counterparts with the same effectas if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed to be an original of this Agreement.

     16. Construction; Drafting; No Prejudice. Should any provision of this Agreement require judicial interpretation, it is agreed that the Court, in interpreting or considering such provision, shall not apply any presumption that the terms hereof shall be more strictly construed against the Party who itself or through its agent prepared the same, it being agreed that all Parties hereto have participated in the drafting of this Agreement and that legal counsel was consulted by each Party in connection with the drafting, finalization and execution of this Agreement.

     17. Benefits; Binding Effect. This Agreement shall inure to the benefit of the undersigned Parties and each of their respective predecessors, successors and assigns, subsidiaries, affiliates, partnerships or joint ventures, other partners or joint ventures in such partnerships and joint ventures, partners, officers, directors, employees, agents, direct and indirect shareholders and owners, and shall be binding upon the undersigned Parties and each of their respective predecessors, successors and assigns, subsidiaries, affiliates, partnerships or joint ventures, and other partners or joint ventures in such partnerships and joint ventures.

     18. Captions; Headings. Captions and headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. Whenever the text hereof requires, use of a singular number shall include the appropriate plural number.

     19. Severability. The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other portions shall remain fully valid and enforceable. This Agreement shall survive the termination of any arrangements contained herein.

     PLEASE READ CAREFULLY. THIS SETTLEMENT AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

                  IN WITNESS WHEREOF, this Agreement has been executed and entered into on the date upon which this Agreement is executed by all Parties.

EMERGING VISION, INC.

By:     /s/ Robert Hillman
        ---------------------
        Robert Hillman
        President

Dated:  July 6, 2001

RARE MEDIUM GROUP, INC.

By:     /s/ Michael Hultberg
        ----------------------
        Michael Hultberg
        Vice President

Dated:  July 9, 2001

RARE MEDIUM, INC.

By:     /s/ Michael Hultberg
        ----------------------
        Michael Hultberg
        Vice President

Dated:  July 9, 2001

                                    EXHIBIT A


RMI Wiring Instructions:
         Chase Manhattan Bank
         ABA # 021000021
         Credit:  Rare Medium, Inc.
         Account # 323016960

                                    EXHIBIT B

                           NEGOTIABLE PROMISSORY NOTE

$225,000                                                East Meadow, New York

                                                           July 5, 2001

     FOR VALUE RECEIVED, EMERGING VISION, INC., (f/k/a Sterling Vision, Inc.), a New York corporation having an office at 1500 Hempstead Turnpike, East Meadow, New York 11554 (the "Maker"), promises to pay to the order of RARE MEDIUM, INC., a New York corporation having an office at 2207 Commerce Street, Dallas, Texas 75201 ("PAYEE"), its successors and/or assigns, the principal sum of Two Hundred Twenty-Five Thousand and 00/100 ($225,000.00) DOLLARS, said sum being admittedly due and owing by Maker to PAYEE without offset, defense or counterclaim, together with interest, to be computed thereon at the rate of six (6%) percent per annum, as follows: (i) $50,000 on July 15, 2001; (ii) $50,000 on July 25, 2001; (iii) $50,000 on August 4, 2001; (iv) $50,000 on August 14, 2001; and (v)
$25,000 on August 24, 2001, together with all accrued and unpaid interest the due and owing hereunder.

     This Note is subject to the following additional terms:

     1. Prepayment - Application of Payment.

     This Note may be prepaid without premium or penalty, in whole or in part, at any time, but with all accrued and unpaid interest hereon to the date of prepayment.

     All payments shall first be applied to any amounts due to PAYEE for costs and expenses of collection pursuant to Section 3 of this Note, then to interest which shall have accrued, but shall not have been paid, hereunder at the time at which such payment is made, and, thereafter, the balance of such payment shall be applied to reduce the then outstanding principal balance hereof.

     Nothing contained in this Note or in any other agreement between the Maker and PAYEE, shall require the Maker to pay, or PAYEE to accept, interest in an amount which would subject PAYEE to any penalty or forfeiture under applicable law. In no event shall the total of all charges payable hereunder, whether of interest or of such other charges which may or might be characterized as interest, exceed the maximum rate permitted to be charged under the laws of the State of New York. Should PAYEE receive any payment on this Note which is or would be in excess of that permitted to be charged under said laws, the interest rate then in effect under this Note shall be deemed immediately reduced to such maximum interest rate and all previous payments in excess of the maximum interest rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.

     2. Place of Payment; Waiver of Defenses, and Notices.


     All payments hereunder shall be payable at the offices of PAYEE, 2207 Commerce Street, Dallas, Texas 75201, or at such other place as PAYEE may from time to time designate pursuant to Section 5 hereof, or at such other place as may be agreed upon by the parties.

     All payments under this Note shall be made without offset, reduction, counterclaim or deduction of any kind, and the Maker hereby waives all such rights, whether arising by contract, operation of law, common law or otherwise, and PAYEE may offset amounts due hereunder against amounts due by it to the Maker.

     The Maker hereby expressly waives presentment, demand for payment, notice of dishonor and protest, and notice of protest or any other notice of any kind.

     3. Default; Remedies.


     In the event of:

     (i) the nonpayment of any installment of principal when due on this Note, and such nonpayment continues for a period of two (2) business days following the day written notice of such nonpayment has been received by the Maker; or

     (ii) The Maker's general assignment for the benefit of creditors, or the commencement by or against the Maker, of any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of the Maker's debts under laws relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for the Maker or for all or substantially all of the Maker's assets; then, on the happening of any such event, any remaining unpaid installments and all liability of the Maker under this Note, at the option of PAYEE, shall become due and payable, in full, immediately upon the giving of written notice by PAYEE to the Maker. The failure to assert this right shall not be deemed a waiver thereof.

     After maturity, stated or accelerated, interest shall accrue at the rate of eighteen (18%) percent per annum, but this provision shall not be deemed to constitute an extension of time for payment of the principal balance due hereunder.

     If this Note is not paid in full in accordance with its terms, the Maker agrees to pay all costs and expenses of collection, including reasonable attorneys' fees and expenses.

     4. Amendments.

     This Note may not be changed or terminated orally, but only by an agreement, in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     5. Notices.


     All notices, requests or other communications required hereunder shall be in writing and shall be deemed to have been duly given or made if delivered personally or by courier service which obtains a signed receipt upon delivery, or if mailed by United States certified mail, postage prepaid, return receipt requested, to the parties at the respective addresses first above written, or at such other addresses as shall be specified in writing by either of the parties to the other in accordance with the terms and conditions of this Section. Notices shall be deemed effective, if delivered personally or by courier service, on the date delivered or, if mailed in accordance herewith, then three
(3) days after the date of such mailing.

     6. Successors and Assigns.

     (a) PAYEE may, upon written notice thereof to the Maker, assign this Note and the rights evidenced hereby to any other person or entity, which assignment may be made on such terms and conditions as PAYEE shall consider appropriate, in its sole and absolute discretion. The terms and provisions of this Note shall inure to the benefit of, and be enforceable by, PAYEE and its successors, assigns and legal representatives.

     (b) The Maker may not assign or transfer (directly or indirectly, or by merger, consolidation, sale of assets or otherwise), any of its obligations under this Note without the prior written consent of PAYEE, which consent shall not be unreasonably withheld.

     7. Nonwaiver.

     Neither a course in dealing nor any failure by PAYEE or any subsequent holder hereof to insist upon exact compliance with the terms of this Note shall be deemed or construed as a waiver by such party of the right to require exact compliance with each and every duty and obligation herein contained in the future.

     8. Applicable Law and Jurisdiction.

     THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY PRINCIPLES RELATING TO CONFLICT OF LAWS. THE PARTIES HERETO CONSENT THAT ANY LEGAL OR
EQUITY  PROCEEDING  BROUGHT  IN  CONNECTION  WITH OR  ARISING  OUT OF ANY MATTER
RELATING TO THIS NOTE SHALL BE INSTITUTED ONLY IN A FEDERAL OR STATE COURT OF COMPETENT JURISDICTION WITHIN THE STATE OF NEW YORK, COUNTY OF NEW YORK. THE MAKER HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE JURISDICTION, IN ANY SUCH MATTER, OF THE COURTS OF THE STATE OF NEW YORK AND WAIVES ANY OBJECTION IT MAY HAVE TO EITHER THE JURISDICTION OR VENUE OF SUCH COURTS.


     IN WITNESS WHEREOF, the Maker has executed this Note on the day and year first above written.

                                          EMERGING VISION, INC.

                                       By: /s/ Robert Hillman
                                          ------------------------
                                          Robert Hillman
                                          President

                                    EXHIBIT C

     "The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). Neither such securities nor any interest therein may be offered, sold or otherwise transferred, pledged or hypothecated, except pursuant to: (1) a Registration Statement covering such securities or such interest and the disposition thereof that shall have become effective under the Act; or (2) an exemption from registration under the Act relating to the disposition of such securities or such interest, and in each case in accordance with any applicable laws of any state of the United States."

                                    EXHIBIT D

     1. EVI hereby represents that a registration statement on Form S-3 covering the Original Shares has been filed by EVI with the Securities and Exchange Commission (the "SEC") prior to the date of this Agreement and such registration statement is currently effective under the Securities Act of 1933, as amended (the "Securities Act"). EVI agrees to maintain the effectiveness of such registration statement, and to promptly file with the SEC any supplements or post-effective amendments thereto which may be required in order to maintain such effectiveness for a period of not less than two (2) years from the date of the initial issuance of the Original Shares to RMI. EVI hereby further agrees to bear all expenses associated with such registration statement, other than the fees and expenses of RMI (and its attorneys and accountants) incurred in the review of such registration statement and/or the sale of the Original Shares, and any broker-dealers, agents or underwriters who participate in any sales of the Original Shares by RMI thereunder.

     2. RMI shall promptly advise EVI, in writing, of any material changes in any such information previously furnished in writing to EVI by RMI for inclusion in such registration statement and any additional information that may be legally required to ensure that the information contained in such registration statement regarding RMI is true and correct in all material respects and does not omit to state a fact necessary to make the statements contained therein not misleading.


     3. EVI agrees to indemnify, to the fullest extent permitted by law, RMI and its officers, directors and affiliates and each person who controls RMI within the meaning of the Securities Act or the Exchange Act, directly or indirectly, against all losses, claims, damages, liabilities and expenses, joint or several, that arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any registration statement in which the Original Shares were registered, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of, are based upon or contained in any information furnished in writing to EVI by RMI expressly for use therein.

     4. In connection with any registration statement in which the Original Shares were registered and as may, from time to time, reasonably be requested by EVI, RMI shall furnish to EVI in writing such information and affidavits as EVI reasonably requests for use in connection with any such registration statement, prospectus or preliminary prospectus and/or to maintain the effectiveness thereof and, to the extent permitted by law, RMI shall indemnify EVI, its directors and officers and each person who controls EVI within the meaning of the Securities Act or the Securities and Exchange Act of 1934 (the "Exchange Act") against any losses, claims, damages, liabilities and expenses, joint or several, that arise out of or are based upon any untrue or alleged untrue statement of material fact contained in such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any such information or affidavit so furnished in writing to EVI by RMI expressly for use in such registration statement.

     5. RMI and EVI each shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations thereunder.

     6. The indemnification provided for in or pursuant to this Exhibit D shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

     7. If the indemnification provided for in or pursuant to this Exhibit D is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of RMI be greater in amount than the lesser of the amount of net proceeds received by RMI upon such sale or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under this Exhibit D had been available under the circumstances.

     8. With a view to making available to RMI the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit RMI to sell the Original Shares to the public without registration, for a period of not less than two (2) years from the date of the initial issuance of the Original Shares to RMI, EVI agrees to use its reasonable, good faith efforts to: (1) make and keep available public information, as those terms are understood and defined in Rule 144; (2) file with the SEC in a timely matter all reports and other documents required of EVI under the Exchange Act; and (3) upon the request of RMI, promptly deliver to RMI a written statement as to whether it has complied with such information and requirements.

     9. If requested by RMI, within 5 business days after EVI's receipt of written notice from RMI of its intention to effect a transfer of any of the Original Shares which notice shall describe the manner and circumstances of the proposed transfer and be accompanied by a certificate or certificates reasonably acceptable to the General Counsel of EVI and customary in connection with such transfers regarding the exemption pursuant to which such Original Shares are being transferred, the General Counsel of EVI shall issue to RMI, and, if necessary to effect the transfer, EVI's transfer agent, an opinion which shall be reasonably satisfactory to RMI that the proposed transfer may be effected without registration of such Original Shares under the Securities Act.

                                    EXHIBIT E

     1. EVI hereby agrees to (i) use its reasonable, good faith efforts to prepare for filing and file with the SEC under the Securities Act, on or before the expiration of the sixty (60) day period immediately following the issuance of the Additional Shares to RMI, a registration statement on Form S-1, or Form S-3, or, if such Form S-1 or S-3 is unavailable, on any other appropriate form (the "Registration Statement"), for the purpose of registering for resale with the SEC, on behalf of RMI (hereafter inferred to as the "Shareholder"), the Additional Shares, and (ii) use its reasonable, good faith efforts to have the Registration Statement declared effective as promptly thereafter as is reasonably practicable. EVI further agrees to use its reasonable, good faith efforts to maintain the effectiveness of the Registration Statement, and to promptly file with the SEC any supplements or post-effective amendments thereto which may be required in order to maintain such effectiveness for a period of not less than two (2) years from the date of the initial issuance of such Additional Shares to the Shareholder. EVI hereby agrees to bear all expenses associated with the Registration Statement, other than the fees and expenses of the Shareholder and/or Rare Medium Group, Inc. ("RMG") (and their attorneys and accountants) incurred in the review of the Registration Statement and/or sale of the Additional Shares, and any broker-dealers, agents or underwriters who participate in any sales of Additional Shares by such Shareholder thereunder. EVI agrees to furnish to RMG and Shareholder such number of copies of such Registration Statement, the preliminary prospectus and final prospectus included therein and such other documents as RMG and Shareholder may reasonably request in order to facilitate the disposition of the Additional Shares. If EVI has delivered preliminary or final prospectuses to the Shareholder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, EVI shall immediately notify the Shareholder in writing and, if requested in writing by EVI, the Shareholder shall immediately cease making offers of Additional Shares and promptly return all prospectuses to EVI; provided that, EVI shall promptly provide the Shareholder with a sufficient number of revised prospectuses and, immediately following receipt of such revised prospectuses, the Shareholder shall be free to resume making offers of the Additional Shares.

     2. The Shareholder and RMG each agree, at their sole cost and expense, to promptly furnish to EVI any information that each of counsel to the Shareholder and/or RMG and counsel to EVI determines should be disclosed in the Registration Statement. In addition, from time to time after the filing of the Registration Statement, the Shareholder and RMG shall promptly advise EVI, in writing, of any material changes in any such information (previously furnished to EVI hereunder) and any additional information that may be legally required to ensure that the information contained in such Registration Statement regarding the Shareholder and/or RMG is true and correct in all material respects and does not omit to state a fact necessary to make the statements contained therein not misleading.

     3. EVI agrees to indemnify, to the fullest extent permitted by law, Shareholder and RMG and each of their respective officers, directors and affiliates and each person who controls Shareholder and RMG within the meaning of the Securities Act or the Exchange Act, directly or indirectly, against all losses, claims, damages, liabilities and expenses, joint or several, that arise out of or are based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of, are based upon or contained in any information furnished in writing to EVI by such Shareholder and/or RMG expressly for use therein.

     4. In connection with any Registration Statement in which the Additional Shares are being registered and as may, from time to time, reasonably be requested by EVI, each of RMG and the Shareholder shall furnish to EVI in writing such information and affidavits as EVI reasonably requests for use in connection with any such Registration Statement, prospectus or preliminary prospectus and/or to maintain the effectiveness thereof and, to the extent permitted by law, each of RMG and the Shareholder, jointly and severally, shall indemnify EVI, its directors and officers and each person who controls EVI within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, liabilities and expenses, joint or several, that arise out of or are based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but (i) in the case of RMG, only to the extent that such untrue statement or omission is contained in any such information or affidavit so furnished in writing by RMG expressly for use in the Registration Statement and (ii) in the case of the Shareholder, only to the extent that such untrue statement or omission is contained in any such information or affidavit so furnished in writing to EVI by the Shareholder expressly for use in the Registration Statement.

     5. The Shareholder, RMG and EVI each shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations thereunder.

     6. The indemnification provided for in or pursuant to this Exhibit E shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

     7. If the indemnification provided for in or pursuant to this Exhibit E is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of RMG or Shareholder, either individually or in the aggregate, be greater in amount than the lesser of the amount of net proceeds received by Shareholder upon such sale or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under this Exhibit E had been available under the circumstances.

     8. With a view to making available to the Shareholder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Shareholder to sell the Additional Shares to the public without registration, for a period of not less than two (2) years from the date of the initial issuance of the Additional Shares to the Shareholder, EVI agrees to use its reasonable, good faith efforts to: (1) make and keep available public information, as those terms are understood and defined in Rule 144; (2) file with the SEC in a timely matter all reports and other documents required of EVI under the Exchange Act; and (3) upon the request of the Shareholder, promptly deliver to the Shareholder a written statement as to whether it has complied with such information and requirements.

     9. If requested by the Shareholder, within 5 business days after EVI's receipt of written notice from the Shareholder of its intention to effect a transfer of any of the Additional Shares which notice shall describe the manner and circumstances of the proposed transfer and be accompanied by a certificate or certificates reasonably acceptable to the General Counsel of EVI and customary in connection with such transfers regarding the exemption pursuant to which such Additional Shares are being transferred, the General Counsel of EVI shall issue to the Shareholder, and, if necessary to effect the transfer, EVI's transfer agent, an opinion which shall be reasonably satisfactory to the Shareholder that the proposed transfer may be effected without registration of such Additional Shares under the Securities Act.